Exhibit 99.1
                                                                    ------------


Footnotes to Form 3:


(1) The reported warrant is owned directly by Needham Capital Partners II, L.P. The issuance of the warrant was reported in the Form 3 filed by the joint filers on February 24, 2004. Southwall Technologies, Inc. issued the warrant to satisfy anti-dilution rights of Needham Capital Partners II, L.P. Southwall Technologies, Inc. subsequently recalculated the number of shares of Common Stock subject to the warrant with respect to such anti-dilution rights and issued a replacement warrant with the same terms except that the number of shares of Common Stock subject to the warrant was reduced from 2,435,348 shares to 2,329,425 shares. Needham Capital Management L.L.C. may be deemed to beneficially own the reported warrant because it serves as the general partner of Needham Capital Partners II, L.P. George A. Needham may be deemed to beneficially own the reported warrant because he serves as a managing member of Needham Capital Management L.L.C. Needham Capital Management L.L.C.
and Mr. Needham disclaim beneficial ownership of the shares underlying the reported warrant except to the extent of their pecuniary interest therein, and the inclusion of the warrant in this report shall not be deemed an admission by them of beneficial ownership of the reported warrant for purposes of Section 16 or for any other purpose.

(2) The reported warrant is owned directly by Needham Capital Partners II (Bermuda), L.P. The issuance of the warrant was reported in the Form 3 filed by the joint filers on February 24, 2004. Southwall Technologies, Inc. issued the warrant to satisfy anti-dilution rights of Needham Capital Partners II (Bermuda), L.P. Southwall Technologies, Inc. subsequently recalculated the number of shares of Common Stock subject to the warrant with respect to such anti-dilution rights and issued a replacement warrant with the same terms except that the number of shares of Common Stock subject to the warrant was reduced from 341,375 shares to 326,527 shares. Needham Capital Management (Bermuda) L.L.C. may be deemed to beneficially own the reported warrant because it serves as the general partner of Needham Capital Partners II (Bermuda), L.P. George A. Needham may be deemed to beneficially own the reported warrant because he serves as a managing member of Needham Capital Management (Bermuda) L.L.C. Needham Capital Management, (Bermuda) L.L.C. and Mr. Needham disclaim beneficial ownership of the reported shares underlying the warrant except to the extent of their pecuniary interest therein, and the inclusion of the warrant in this report shall not be deemed an admission by them of beneficial ownership of the reported warrant for purposes of Section 16 or for any other purpose.

(3) The reported warrant is owned directly by Needham Capital Partners III, L.P. The issuance of the warrant was reported in the Form 3 filed by the joint filers on February 24, 2004. Southwall Technologies, Inc. issued the warrant to satisfy anti-dilution rights of Needham Capital Partners III, L.P. Southwall Technologies, Inc. subsequently recalculated the number of shares of Common Stock subject to the warrant with respect to such anti-dilution rights and issued a replacement warrant with the same terms except that the number of shares of Common Stock subject to the warrant was reduced from 4,263,427 shares to 4,077,993 shares. Needham Capital Management L.L.C. may be deemed to beneficially own the reported warrant because it serves as the general partner of Needham Capital Partners III, L.P. George A. Needham may be deemed to beneficially own the reported warrant because he serves as a managing member of Needham Capital Management L.L.C. Needham Capital Management L.L.C.
and Mr. Needham disclaim beneficial ownership of the shares underlying the reported warrant except to the extent of their pecuniary interest therein, and the inclusion of the warrant in this report shall not be deemed an admission by them of beneficial ownership of the shares underlying reported warrant for purposes of Section 16 or for any other purpose.

(4) The reported warrant is owned directly by Needham Capital Partners IIIA, L.P. The issuance of the warrant was reported in the Form 3 filed by the joint filers on February 24, 2004. Southwall Technologies, Inc. issued the warrant to satisfy anti-dilution rights of Needham Capital Partners IIIA, L.P. Southwall Technologies, Inc. subsequently recalculated the number of shares of Common Stock subject to the warrant with respect to such anti-dilution rights and issued a replacement warrant with the same terms except that the number of shares of Common Stock subject to the warrant was reduced from 440,307 shares to 421,156 shares. Needham Capital Management L.L.C. may be deemed to beneficially own the reported warrant because it serves as the general partner of Needham Capital Partners IIIA, L.P. George A. Needham may be deemed to beneficially own the reported warrant because he serves as a managing member of Needham
Capital Management L.L.C. Needham Capital Management L.L.C. and Mr. Needham disclaim beneficial ownership of the shares underlying the reported warrant except to the extent of their pecuniary interest therein, and the inclusion of the warrant in this report shall not be deemed an admission by them of beneficial ownership of the reported warrant for purposes of Section 16 or for any other purpose.

(5) The reported warrant is owned directly by Needham Capital Partners III (Bermuda), L.P. The issuance of the warrant was reported in the Form 3 filed by the joint filers on February 24, 2004. Southwall Technologies, Inc. issued the warrant to satisfy anti-dilution rights of Needham Capital Partners III (Bermuda), L.P. Southwall Technologies, Inc. subsequently recalculated the number of shares of Common Stock subject to the warrant with respect to such anti-dilution rights and issued a replacement warrant with the same terms except that the number of shares of Common Stock subject to the warrant was reduced from 849,714 shares to 812,756 shares. Needham Capital Management (Bermuda) L.L.C. may be deemed to beneficially own the reported warrant because it serves as the general partner of Needham Capital Partners III (Bermuda), L.P. George A. Needham may be deemed to beneficially own the reported warrant because he serves as a managing member of Needham Capital Management (Bermuda) L.L.C.
Needham Capital Management, (Bermuda) L.L.C. and Mr. Needham disclaim beneficial ownership of all of the shares underlying the reported warrant except to the extent of their pecuniary interest therein, and the inclusion of the warrant in this report shall not be deemed an admission by them of beneficial ownership of the reported warrant for purposes of Section 16 or for any other purpose.

                                       Joint Filer Information


Name:                            Needham Emerging Growth Partners, L.P.

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             February 23, 2004

Relationship to Issuer:          10% Owner

Signature:                       Needham Emerging Growth Partners, L.P.

                                 By: Needham Management Partners, L.P.,
                                     its general partner

                                     By: /s/ Glen W. Albanese
                                         --------------------------------------
                                         Name:  Glen W. Albanese
                                         Title: General Partner

                                        Joint Filer Information


Name:                            Needham Contrarian Fund, L.P.

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             February 23, 2004

Relationship to Issuer:          10% Owner

Signature:                       Needham Contrarian Fund, L.P.

                                 By: Needham Management Partners, L.P.,
                                     its general partner

                                     By: /s/ Glen W. Albanese
                                         --------------------------------------
                                         Name:  Glen W. Albanese
                                         Title: General Partner

                                         Joint Filer Information


Name:                           Needham Emerging Growth Partners (Caymans), L.P.

Address:                        c/o Needham & Company, Inc.
                                445 Park Avenue
                                New York, New York  10022

Designated Filer:               Needham & Company, Inc.

Issuer and
Ticker Symbol:                  Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:            February 23, 2004

Relationship to Issuer:         10% Owner

Signature:                      Needham Emerging Growth Partners (Caymans), L.P.

                                By: Needham Management Partners, L.P.,
                                    its general partner

                                    By: /s/ Glen W. Albanese
                                        ---------------------------------------
                                        Name:  Glen W. Albanese
                                        Title: General Partner

                                         Joint Filer Information


Name:                            George A. Needham

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             February 23, 2004

Relationship to Issuer:          10% Owner

Signature:                       /s/ George A. Needham
                                 ----------------------------------------------
                                 George A. Needham

                                      Joint Filer Information


Name:                            Needham Management Partners, L.P.

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             February 23, 2004

Relationship to Issuer:          10% Owner

Signature:                       Needham Management Partners, L.P.


                                 By: /s/ Glen W. Albanese
                                     -------------------------------------------
                                     Name:  Glen W. Albanese
                                     Title: General Partner

                                      Joint Filer Information


Name:                            Needham Capital Partners II, L.P.

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             February 23, 2004

Relationship to Issuer:          10% Owner

Signature:                       Needham Capital Partners II, L.P.

                                 By: Needham Capital Management L.L.C.,
                                     its general partner

                                     By: /s/ Glen W. Albanese
                                         --------------------------------------
                                         Name:  Glen W. Albanese
                                         Title: Member

                                          Joint Filer Information


Name:                           Needham Capital Partners II (Bermuda), L.P.

Address:                        c/o Needham & Company, Inc.
                                445 Park Avenue
                                New York, New York  10022

Designated Filer:               Needham & Company, Inc.

Issuer and
Ticker Symbol:                  Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:            February 23, 2004

Relationship to Issuer:         10% Owner

Signature:                      Needham Capital Partners II (Bermuda), L.P.

                                By: Needham Capital Management (Bermuda) L.L.C.,
                                    its general partner

                                    By:  /s/ Glen W. Albanese
                                         --------------------------------------
                                         Name:  Glen W. Albanese
                                         Title: Member

                                      Joint Filer Information


Name:                            Needham Capital Partners III, L.P.

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             February 23, 2004

Relationship to Issuer:          10% Owner

Signature:                       Needham Capital Partners III, L.P.

                                 By: Needham Capital Management L.L.C.,
                                     its general partner

                                     By:  /s/ Glen W. Albanese
                                          --------------------------------------
                                          Name:  Glen W. Albanese
                                          Title: Member

                                        Joint Filer Information


Name:                            Needham Capital Partners IIIA, L.P.

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             February 23, 2004

Relationship to Issuer:          10% Owner

Signature:                       Needham Capital Partners IIIA, L.P.

                                 By: Needham Capital Management L.L.C.,
                                     its general partner

                                     By:  /s/ Glen W. Albanese
                                          --------------------------------------
                                          Name:  Glen W. Albanese
                                          Title: Member

                                       Joint Filer Information


Name:                          Needham Capital Partners III (Bermuda), L.P.

Address:                       c/o Needham & Company, Inc.
                               445 Park Avenue
                               New York, New York  10022

Designated Filer:              Needham & Company, Inc.

Issuer and
Ticker Symbol:                 Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:           February 23, 2004

Relationship to Issuer:        10% Owner

Signature:                     Needham Capital Partners III (Bermuda), L.P.

                               By: Needham Capital Management (Bermuda) L.L.C.,
                                   its general partner

                                   By: /s/ Glen W. Albanese
                                       -----------------------------------------
                                       Name:  Glen W. Albanese
                                       Title: Member

                                       Joint Filer Information


Name:                            Needham Capital Management L.L.C.

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             February 23, 2004

Relationship to Issuer:          10% Owner

Signature:                       Needham Capital Management L.L.C.


                                 By: /s/ Glen W. Albanese
                                     -------------------------------------------
                                     Name:  Glen W. Albanese
                                     Title: Member

                                        Joint Filer Information


Name:                            Needham Capital Management (Bermuda) L.L.C.

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             February 23, 2004

Relationship to Issuer:          10% Owner

Signature:                       Needham Capital Management (Bermuda) L.L.C.


                                 By: /s/ Glen W. Albanese
                                     -------------------------------------------
                                     Name:  Glen W. Albanese
                                     Title: Member